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                                                                    EXHIBIT 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, Lawrence J. McCabe and David R. Williams, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and to sign any and all amendments to said Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed below as of the 12th day of July, 1995 by the following persons in the capacities indicated.



              Signature                                Title
              ---------                                -----

/s/ Anthony J. F. O'Reilly               Chairman of the Board, President
- -------------------------------------    and Chief Executive Officer and
Anthony J. F. O'Reilly                   Director (Principal Executive Officer)


/s/ David R. Williams                    Senior Vice President - Finance and
- -------------------------------------    Chief Financial Officer and Director
David R. Williams                        (Principal Financial Officer)




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/s/ Tracy E. Quinn                       Corporate Controller (Principal
- -------------------------------------    Accounting Officer)
Tracy E. Quinn


/s/ William P. Snyder III                Director
- -------------------------------------
William P. Snyder III


/s/ Joseph J. Bogdanovich                Director
- -------------------------------------
Joseph J. Bogdanovich


/s/ Herman J. Schmidt                    Director
- -------------------------------------
Herman J. Schmidt


/s/ Albert Lippert                       Director
- -------------------------------------
Albert Lippert


/s/ Eleanor B. Sheldon                   Director
- -------------------------------------
Eleanor B. Sheldon


/s/ Richard M. Cyert                     Director
- -------------------------------------
Richard M. Cyert


/s/ Samuel C. Johnson                    Director
- -------------------------------------
Samuel C. Johnson


/s/ David W. Sculley                     Director
- -------------------------------------
David W. Sculley


/s/ Donald R. Keough                     Director
- -------------------------------------
Donald R. Keough


/s/ S. Donald Wiley                      Director
- -------------------------------------
S. Donald Wiley


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/s/ Lawrence J. McCabe                   Director
- -------------------------------------
Lawrence J. McCabe


/s/ Luigi Ribolla                        Director
- -------------------------------------
Luigi Ribolla


/s/ Nicholas F. Brady                    Director
- -------------------------------------
Nicholas F. Brady


/s/ William R. Johnson                   Director
- -------------------------------------
William R. Johnson


/s/ William C. Springer                  Director
- -------------------------------------
William C. Springer


/s/ Edith E. Holiday                     Director
- -------------------------------------
Edith E. Holiday


/s/ Thomas S. Foley                      Director
- -------------------------------------
Thomas S. Foley